UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2006

                          BEN FRANKLIN FINANCIAL, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                 000-52240               To Be Applied For
--------------------------    ---------------------      -----------------------
(State or Other Jurisdiction) (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                     Identification No.)

14 North Dryden Place, Arlington Heights, Illinois                 60004
--------------------------------------------------                 -----
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (847) 398-0990
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events
                  ------------

     On October 18, 2006, Ben Franklin Financial, Inc. issued a press release announcing the completion of its mutual holding company reorganization and minority stock issuance.

     A press release is attached as Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

(d)  Exhibits.

                  Exhibit No.               Description
                  -----------               -----------
                     99.1                   Press release dated October 18, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     BEN FRANKLIN FINANCIAL, INC.



DATE:  October 19, 2006                By: /s/ C. Steven Sjogren
                                           -------------------------------------
                                           C. Steven Sjogren
                                           President and Chief Executive Officer